The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2014
Supplement to the Consultant, R, and K Class Shares Prospectus Dated May 1, 2014

Royce Special Equity Fund
Royce Special Equity Multi-Cap Fund

Effective today, Charles R. Dreifus, Principal and Portfolio Manager of Royce, manages each Fund, assisted by Steven G. McBoyle. Mr. Dreifus has managed each Fund since its inception. Mr. McBoyle became an assistant portfolio manager of each Fund on October 1, 2014.

October 1, 2014

RSMRSE-SUP-1014